                                                                  Exhibit (h)3.1


February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Equity I Fund
      Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class Y of the Equity I Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Equity I Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Equity Q Fund
      Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class Y of the Equity Q Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Equity Q Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Equity II Fund
      Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class Y of the Equity II Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Equity II Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Equity III Fund
      Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class Y of the Equity III Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Equity I Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company International Fund
      Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class Y of the International Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the International Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Fixed Income I Fund
      Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class Y of the Fixed Income I Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Fixed Income I Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE: Frank Russell Investment Company Real Estate Securities Fund Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for each of Class C, E and S of the Real Estate Securities Fund to the extent that transfer agency fees for any such Class exceed 0.24% of the average daily net assets of such Class on an annual basis. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Select Growth Fund
      Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for each of Class C, E and S of the Select Growth Fund to the extent that transfer agency fees for any such Class exceed 0.26% of the average daily net assets of such Class on an annual basis. Additionally, FRIMCo agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class I of the Select Growth Fund to the extent that transfer agency fees for such Class exceed 0.01% of the average daily net assets of that Class on an annual basis. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Select Value Fund
      Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for each of Class C, E and S of the Select Growth Fund to the extent that transfer agency fees for any such Class exceed 0.26% of the average daily net assets of such Class on an annual basis. Additionally, FRIMCo agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class I of the Select Value Fund to the extent that transfer agency fees for such Class exceed 0.01% of the average daily net assets of that Class on an annual basis. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Fixed Income III Fund
      Transfer Agency Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as transfer agent to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class E Shares of the Fixed Income III Fund to the extent that such fees exceed 0.05% of the average daily net assets of that Class on an annual basis. Additionally, FRIMCo agrees to waive, until February 28, 2003, up to the full amount of its transfer agency fees for Class Y of the Fixed Income III Fund to the extent that transfer agency fees would affect "Other Expenses" of Class Y of the Fixed Income III Fund by one basis point or more. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE: Frank Russell Investment Company Tax-Managed Mid & Small Cap Fund Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its 1.03% combined advisory and administrative fees for the Tax-Managed Mid & Small Cap Fund and to reimburse the Fund to the extent that Fund-level expenses exceed 1.20% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Select Growth Fund
      Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its 0.85% combined advisory and administrative fees for the Select Growth Fund and to reimburse the Fund to the extent that Fund-level expenses exceed 0.83% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Select Value Fund
      Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its 0.75% combined advisory and administrative fees for the Select Value Fund and to reimburse the Fund to the extent that Fund-level expenses exceed 0.73% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Short Term Bond Fund
      Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its 0.50% combined advisory and administrative fees for the Short Term Bond Fund and to reimburse the Fund to the extent that Fund-level expenses exceed 0.47% of the average daily net assets of that Fund on an annual basis. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE: Frank Russell Investment Company US Government Money Market Fund Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, up to the full amount of its 0.25% combined advisory and administrative fees for the US Government Money Market Fund to the extent that Fund expenses exceed 0.30% of the average daily net assets on an annual basis. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Money Market Fund
      Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, 0.15% of its 0.25% combined advisory and administrative fees for the Money Market Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Tax Free Money Market Fund
      Advisory and Administrative Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, 0.10% of its 0.25% combined advisory and administrative fees for the Tax Free Money Market Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Conservative Strategy Fund
      Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, its 0.20% advisory fees for the Conservative Strategy Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Moderate Strategy Fund
      Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, its 0.20% advisory fees for the Moderate Strategy Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:   /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Balanced Strategy Fund
      Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, its 0.20% advisory fees for the Balanced Strategy Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:   Frank Russell Investment Company Aggressive Strategy Fund
      Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, its 0.20% advisory fees for the Aggressive Strategy Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE: Frank Russell Investment Company Equity Aggressive Strategy Fund Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, its 0.20% advisory fees for the Equity Aggressive Strategy Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer

February 25, 2002

Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE: Frank Russell Investment Company Tax-Managed Global Equity Fund Advisory Fee Waiver

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser to Frank Russell Investment Company ("FRIC"), agrees to waive, until February 28, 2003, its 0.20% advisory fees for the Tax-Managed Global Equity Fund. This waiver and reimbursement arrangement, which supercedes any prior voluntary waiver or reimbursement arrangements for that Fund, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
   MANAGEMENT COMPANY

By:    /s/ Leonard P. Brennan
   --------------------------------------------------
      Leonard P. Brennan
      President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY

By:    /s/ Mark E. Swanson
   --------------------------------------------------
      Mark E. Swanson
      Treasurer